UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 13, 2006
MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808

(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503

(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

125 West 55th Street, New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 16, 2006 Macquarie Infrastructure Company (“we” or the “Company”) is issuing a press release related to the amending and restating of certain financial statements and other financial information, as discussed below.
A copy of the press release is attached as Exhibit 99.1.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Item 7.01	Regulation FD Disclosure.
(a) Restatement and non-reliance
During the third quarter of 2006, we, in consultation with our external auditors, discovered that our application of, and documentation related to, the “short-cut” and “critical terms match” methods under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”), for certain of our derivative instruments was incorrect.
Following our discovery of these errors, on September 13, 2006, our Audit Committee determined that we would amend and restate previously issued unaudited financial statements and other financial information for the quarters ended March 31, 2006 and June 30, 2006 for derivative instruments that did not qualify for hedge accounting during those periods and that the originally filed financial statements and other financial information should not be relied upon. As a result, on September 14, 2006 we filed a Current Report on Form 8-K regarding our intent to amend and restate our financial statements and other financial information for the quarters ended March 31, 2006 and June 30, 2006 with respect to the accounting for these derivative instruments. We also initiated a comprehensive review of all of our determinations and documentation related to hedge accounting for our derivative instruments, as well as our related processes and procedures.
As a result of that review, management determined that none of our interest rate and foreign exchange derivative instruments met the criteria required for use of either the “short-cut” or “critical terms match” methods of hedge accounting for all periods from April 13, 2004 (inception) through June 30, 2006. We are not permitted to retroactively apply an appropriate method of qualifying for hedge accounting treatment and, as a result, the non-cash changes in the fair value of these derivative instruments are required to be recorded as other income in the income statement rather than in accumulated other comprehensive income in the balance sheet.
On October 13, 2006, management recommended to the Audit Committee that our unaudited 2005 quarterly financial statements and financial information as well as 2005 financial information for our airport services and airport parking segments within Management’s Discussion and Analysis of Financial Condition and Results of Operations should be restated to reflect the elimination of hedge accounting for these derivative instruments. The Audit Committee agreed with management’s recommendation and determined that such previously reported 2005 unaudited quarterly financial statements, quarterly financial information and segment financial information within Management’s Discussion and Analysis of Financial Condition and Results of Operations should also no longer be relied upon.
On October 16, 2006, we are separately filing amended and restated Quarterly Reports on Form 10-Q/A for the quarterly periods ended March 31, 2006 and June 30, 2006 to eliminate the use of hedge accounting for our derivative instruments. We are also separately filing an Annual Report on Form 10-K/A to similarly restate 2005 unaudited quarterly financial statements and other quarterly financial information, as well as certain 2005 segment financial information.

The cumulative effect of this change is immaterial to our audited consolidated financial statements for the year ended December 31, 2005 and for the period from April 13, 2004 (inception) to December 31, 2004 and, as a result, we have not restated our audited consolidated financial statements for those periods.
In light of these restatements, readers should no longer rely on our previously filed 2005 unaudited quarterly financial statements and other quarterly financial information, or 2005 financial information for our airport services and airport parking segments..
Management and the Audit Committee of the Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP, the Company’s independent registered public accounting firm and auditor for all affected periods, in reaching the conclusion to restate such quarterly financial statements and other finanacial information for the above-mentioned periods.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Press release dated October 16, 2006, issued by Macquarie Infrastructure Company

FORWARD LOOKING STATEMENTS
This filing contains forward-looking statements. We may, in some cases, use words such as “project”, “believe”, “anticipate”, “plan”, “expect”, “estimate”, “intend”, “should”, “would”, “could”, “potentially”, or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, including the ability to retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy; decisions made by persons who control its investments including the distribution of dividends; its regulatory environment for purposes of establishing rate structures and monitoring quality of service; changes in general economic or business conditions, or demographic trends, including changes to the political environment, economy, tourism, construction and transportation costs, changes in air travel, automobile usage, fuel and gas costs, including the ability to recover increases in these costs from customers; reliance on sole or limited source suppliers, particularly in our gas utility business; foreign exchange fluctuations; environmental risks; and changes in U.S. federal tax law.
Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
Date: October 13, 2006	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC
Date: October 13, 2006	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer